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KOGER
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                                 LEASE AMENDMENT

THIS LEASE AMENDMENT, dated 10/15/97 by and between KOGER EQUITY, INC., a Florida Corporation (Landlord) with its principal office at 3986 Boulevard Center Drive, Jacksonville, Florida, 32207, and METRIS DIRECT, INC., a CORPORATION organized and existing under the State of DELAWARE, (Tenant) with its principal office at 4400 BAKER ROAD, MINNETONKA, MN 55343. The Landlord and Tenant executed a Lease Agreement dated 12/11/96, and amended 6/27/97, for space designated as SUITE 200, comprising approximately 17,772 square feet (as shown on Exhibit A attached), located at 4135 SOUTH 100TH EAST AVENUE, TULSA, OKLAHOMA. The parties hereto desire to alter and modify said Lease Agreement, effective DECEMBER 1, 1997, as follows:

1. By changing square footage from 17,772 rsf to read 25,787 rsf.

2. By changing monthly rent from $17,031.50 to read $24,712.54.

3. PARKING: Landlord shall make available an additional ninety-nine (99) parking spaces over and above the 109 + 36 (145) spaces currently assigned to Tenant. Spaces shall be assigned under the intent and "spirit" outlined in Paragraph 36H of the document dated December 11, 1996.


Except as specifically amended and modified by this Lease Amendment, all other terms of the Lease and the Exhibits attached thereto remain in full force and effect.

IN WITNESS WHEREOF, the Landlord and the Tenant have executed or caused to be executed this Amendment on the dates shown below their signatures to be effective as of the date set forth above.

Tenant: METRIS DIRECT, INC.                        Landlord: KOGER EQUITY, INC.

BY:         /s/ Doug B. McCoy                      BY:  /s/ J. Velma Keen, II
   ----------------------------------                 -------------------------
Print Name: DOUG B. McCOY                                   J. VELMA KEEN, II
           --------------------------                       Vice President
Title:    SVP
      -------------------------------

ATTEST:  /s/ L. Gwyn Lessen                        ATTEST: /s/ Mary Sue Wakeman
       -----------------------------                      ---------------------
Print Name:  L. GWYN LESSEN                        Print Name: MARY SUE WAKEMAN
           -------------------------                          -----------------

Date:  October 27, 1997                            Date:  NOV 06 1997
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THE KOGER CENTER
                                 [FLOOR PLAN]
     Serving The Office Space                                   TULSA, OKLAHOMA
        Needs of Corporate America
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                                  EXHIBIT A
MILES BUILDING

                             METRIS DIRECT, INC.
                             25,787 RSF


                              SECOND FLOOR PLAN


                              FIRST FLOOR PLAN


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Leasing and Management Office: 9726 East 42nd Street, Tulsa, Oklahoma 74146
(918)628-0810